Exhibit 99.1

CONTACTS:

Gilead	Galapagos
Sung Lee, Investors	Elizabeth Goodwin, Investors
(650) 524-7792	(781) 460-1784

Amy Flood, Media	Sofie Van Gijsel, Investors
(650) 522-5643	+32 485 19 14 15

Carmen Vroonen, Media
+32 473 824 874

Evelyn Fox, Media
+31 6 53 591 999

For Immediate Release

GILEAD AND GALAPAGOS COMPLETE CLOSING OF THEIR TRANSFORMATIVE RESEARCH AND DEVELOPMENT COLLABORATION

Foster City, Calif. and Mechelen, Belgium -- August 23, 2019 -- Gilead Sciences, Inc. (NASDAQ: GILD) and Galapagos NV (Euronext & NASDAQ: GLPG) today announced the closing of the global research and development collaboration agreement signed on July 14, 2019.

This agreement has received clearance from the U.S. Federal Trade Commission under the Hart-Scott- Rodino Antitrust Improvements Act of 1976 and merger control approval from the Austrian Federal Competition Authority.

Under the terms of the agreement, the closing of this transaction triggers an upfront license fee payment of $3.95 billion by Gilead to Galapagos. In addition, Gilead has made an equity investment in Galapagos of approximately $1.1 billion (or approximately €960 million) by subscribing for new shares at a price of  €140.59 per share, including issuance premium. As a result, Gilead now owns 13,589,686 ordinary shares of Galapagos, representing approximately 22 percent of the currently outstanding share capital of Galapagos.

“We are excited to close this unique agreement, which will generate both long-term strategic value and mutual, immediate benefits,” said Daniel O’Day, Chairman and Chief Executive Officer of Gilead. “The collaboration reflects Gilead’s intent to grow our innovation network through diverse and creative partnerships.”

“This agreement is about maximizing innovation based on developing new mode of action medicines. With the capital provided by Gilead, we aim to progress innovation to patients,” said Onno van de Stolpe, Chief Executive Officer of Galapagos.

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In accordance with Belgian transparency legislation1, Galapagos notes that its total share capital currently amounts to €333,479,569.76; the total number of securities conferring voting rights is 61,652,086, which is also the total number of voting rights (the “denominator”), and all securities conferring voting rights and all voting rights are of the same category. The total number of rights (warrants) to subscribe to not yet issued securities conferring voting rights is 5,958,292, which equals the total number of voting rights that may result from the exercise of these warrants. Galapagos does not have any convertible bonds or shares without voting rights outstanding.

About Gilead Sciences

Gilead Sciences, Inc. is a research-based biopharmaceutical company that discovers, develops and commercializes innovative medicines in areas of unmet medical need. The company strives to transform and simplify care for people with life-threatening illnesses around the world. Gilead has operations in more than 35 countries worldwide, with headquarters in Foster City, California. For more information on Gilead Sciences, please visit the company’s website at www.gilead.com.

About Galapagos

Galapagos (Euronext & NASDAQ: GLPG) discovers and develops small molecule medicines with novel modes of action, three of which show promising patient results and are currently in late-stage development in multiple diseases. The company’s pipeline comprises Phase 3 through to discovery programs in inflammation, fibrosis, osteoarthritis and other indications. Galapagos’ ambition is to become a leading global biopharmaceutical company focused on the discovery, development and commercialization of innovative medicines. More information at www.glpg.com.

Gilead Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, related to Gilead, Galapagos and the global research and development collaboration agreement that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management team. Forward-looking statements include, without limitation, the risk that Gilead may not realize any benefits from the global collaboration agreement; its potential effects on Gilead’s revenues and earnings; Gilead may fail to discover, develop and commercialize any of Galapagos’ pipeline products under the agreement; the filing of the new drug applications for approval of filgotinib in the currently anticipated timeframe; approval of filgotinib by regulatory authorities, including any approvals, if granted, may have significant limitations on its use; the anticipated timing of clinical data of Galapagos’ pipeline products; the possibility of unfavorable results from these clinical trials; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: the occurrence of any event, change or other circumstance that could give rise to the termination of the collaboration agreement; the effects of the transaction on relationships with employees, customers, other business partners or governmental entities; transaction costs; the risk Galapagos’ stockholders do not approve Gilead’s board nominees or issuance of the warrants, as the case may be. These and other risks are described in detail in Gilead’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, as filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information currently available to Gilead, and Gilead assumes no obligation to update any such forward- looking statements.

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1Belgian Act of 2 May 2007 on the disclosure of major shareholdings in issuers whose shares are admitted to trading on a regulated market.

August 23, 2019	Page 3

Galapagos Forward-Looking Statements

This release may contain forward-looking statements with respect to Galapagos, including statements regarding Galapagos’ strategic ambitions, the implementation of the global collaboration agreement, and the amount and timing of any payments by Gilead to Galapagos. Galapagos cautions the reader that forward-looking statements are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties and other factors which might cause the actual results, financial condition and liquidity, performance or achievements of Galapagos, or industry results, to be materially different from any historic or future results, financial conditions and liquidity, performance or achievements expressed or implied by such forward-looking statements. In addition, even if Galapagos’ results, performance, financial condition and liquidity, and the development of the industry in which it operates are consistent with such forward-looking statements, they may not be predictive of results or developments in future periods. Among the factors that may result in differences are the inherent uncertainties associated with competitive developments, clinical trial and product development activities and regulatory approval requirements (including that data from the ongoing and planned clinical research programs may not support registration or further development of its candidate products due to safety, efficacy or other reasons), Galapagos’ reliance on collaborations with third parties (including its collaboration partner Gilead), and estimating the commercial potential of its candidate products. A further list and description of these risks, uncertainties and other risks can be found in Galapagos’ Securities and Exchange Commission (SEC) filings and reports, including in Galapagos’ most recent annual report on Form 20-F filed with the SEC and subsequent filings and reports filed by Galapagos with the SEC. Given these uncertainties, the reader is advised not to place any undue reliance on such forward-looking statements. These forward-looking statements speak only as of the date of publication of this document. Galapagos expressly disclaims any obligation to update any such forward-looking statements in this document to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements, unless specifically required by law or regulation.

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For more information on Gilead Sciences, please visit the company’s website at www.gilead.com, follow Gilead on Twitter (@GileadSciences) or call Gilead Public Affairs at 1-800-GILEAD-5 or 1-650-574-3000.